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                                                                    EXHIBIT 10.4



               AMENDMENT NUMBER ONE TO THE EMPLOYMENT AGREEMENT

                                    BETWEEN

                          SNELLING AND SNELLING, INC.

                                      AND

                             TIMOTHY J. LONCHARICH

                           Effective: August 1, 1994







=========================================
SNELLING AND SNELLING, INC.
12801 NORTH CENTRAL EXPRESSWAY, SUITE 700
DALLAS, TEXAS    75243
TELEPHONE: 239-7575
=========================================




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                AMENDMENT NUMBER ONE TO THE EMPLOYMENT AGREEMENT
                                    BETWEEN
                          SNELLING AND SNELLING, INC.
                                      AND
                             TIMOTHY J. LONCHARICH

                         Effective:   August 1, 1994


         This Agreement made this____________________day of August, 1994, effective as of August 1, 1994, by and between Snelling and Snelling, Inc., a Pennsylvania corporation (the "Employer") and Timothy J. Loncharich ("Employee").

                                R E C I T A L S:

A. Employee and Employer entered into an Employment Agreement effective August 1, 1994.

B. The Employment Agreement provides in Paragraph 15 that it may be amended.

C.       Employer and Employee desire to amend the Employment Agreement.

         NOW, THEREFORE, it is agreed that Paragraphs 5B(l)a and b of the Employment Agreement are amended and restated to read as follows:

                                    a.      LEVEL ONE. If Employer's Before Tax
                                            Earnings are 80%-99% of the
                                            Performance Bonus Criteria, the
                                            Performance Bonus shall range
                                            between 25% and 48.75% of
                                            Employee's base salary, determined
                                            on a prorated basis. For example,
                                            if Employer's Before Tax Earnings
                                            are 92% of the Performance Bonus
                                            Criteria, the Performance Bonus
                                            shall equal 40% of Employee's base
                                            salary.

                                    b.      LEVEL TWO. If Employer's Before Tax
                                            Earnings are 100 % - 119 % of the
                                            Performance Bonus Criteria, the
                                            Performance Bonus shall range
                                            between 50% and 97.5% of Employee's
                                            base salary, determined on a
                                            prorated basis. For example, if
                                            Employer's Before Tax Earnings are
                                            110% of the Performance Bonus
                                            Criteria, the Performance Bonus
                                            shall equal 75% of Employee's base
                                            salary."


AMENDMENT NUMBER ONE
EMPLOYMENT AGREEMENT                  -1-                            LONCHARICH

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         Except as amended by this Amendment Number One, the Employment
Agreement continues in full force and effect.

         Effective as of the day and year first above written.


EMPLOYEE:                                EMPLOYER:

                                         SNELLING AND SNELLING, INC.

/s/ TIMOTHY J. LONCHARICH                By: /s/ ROBERT 0. SNELLING, SR.
--------------------------------            ------------------------------------
Timothy J. Loncharich                    Robert 0. Snelling, Sr.,
                                         Chairman of the Board

    9-2-94                                   9-2-94
--------------------------------         ---------------------------------------
Date                                     Date

ADDRESS:                                 ADDRESS:

1002 Saddlebrook Drive                   12801 N. Central Expressway, Suite 700
Colleyville, Texas 76034                 Dallas, Texas 75243



AMENDMENT NUMBER ONE
EMPLOYMENT AGREEMENT                  -2-                             LONCHARICH




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               SNELLING AND SNELLING, INC./TIMOTHY J. LONCHARICH

                              EMPLOYMENT AGREEMENT

Before Tax           Performance         Before Tax         Performance
Earnings*            Bonus**             Earnings*          Bonus**
----------           -----------         ----------         -----------
80%                  25%                 101%               52.5%
81%                  26.25%              102%               55%
82%                  27.5%               103%               57.5%
83%                  28.75%              104%               60%
84%                  30%                 105%               62.5%
85%                  31.25%              106%               65%
86%                  32.5%               107%               67.5%
87%                  33.75%              108%               70%
88%                  35%                 109%               72.5%
89%                  36.25%              110%               75%
90%                  37.5%               111%               77.5%
91%                  38.75%              112%               80%
92%                  40%                 113%               82.5%
93%                  41.25%              114%               85%
94%                  42.5%               115%               87.5%
95%                  43.75%              116%               90%
96%                  45%                 117%               92.5%
97%                  46.25%              118%               95%
98%                  47.5%               119%               97.5%
99%                  48.75%              120%               100%
100%                 50%                  +                   V
      1.25%                                        2.5%
      between units                                between units

*(Percentage of Performance Bonus Criteria)
**(Percentage of Bonus Salary)